UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K/A

                                Amendment No. 1 to
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 25, 2005


                                  DURAVEST, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         FLORIDA                      0-27489                  59-2624575
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION       (COMMISSION                (IRS EMPLOYER
        OF INCORPORATION)          FILE NUMBER)           IDENTIFICATION NUMBER)


        11 South LaSalle Street, 5th Floor, Chicago, Illinois 60603-1238
        ----------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES,
                               INCLUDING ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (312) 423-2763
                                                           --------------

                                (NOT APPLICABLE)
      --------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below If the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pro-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

On December 1, 2005 DuraVest, Inc. (the Company) furnished on Form 8-K disclosing certain material agreements and transactions involving the Company. The Company is now filing an amendment to that Form 8-K to correct two typographical errors with respect to the description of convertible promissory notes contained in such Form 8-K that incorrectly referred to the aggregate principal amount of such convertible promissory notes as $4,500,000 rather than $5,000,000.


Section 1. - Registrant's Business and Operations
----------   ------------------------------------

Item 1.01    Entry into a material Definitive Agreement
---------    ------------------------------------------

     A. On November 25, 2005, Company entered into an Amended and Restated Employment Agreement (the "Employment Agreement") with Dr. Ogan Gurel whose employment as the President and Chief Executive of the Company was continued on a full-time basis following the Company's determination that Dr. Gurel had successfully completed the initial trial period of his employment by executing all operations of the Company faithfully and promptly since September 1, 2005 and advancing the Company's business purposes. The full-time employment of Dr. Gurel under the Employment Agreement will be for a term of two years on a full-time basis from December 1, 2005 with increased salary, additional bonuses and an additional option grant. The Employment Agreement amends and restates the terms of the Employment Agreement dated as of September 1, 2005 (the "Original Employment Agreement") between the Company and Dr. Gurel with respect to the terms of his full-time employment following the initial trial period. Information as to the Employment Agreement and its amended terms and conditions is set forth on in Item 5.02 of Section 5 below. A copy of the Employment Agreement is filed with this Form 8-K Report as Exhibit 12(a).

     B. On November 25, 2005, the Company entered into a Subscription Agreement with Bio-Magnetic Therapy Systems, Inc., a privately-held Virginia corporation with principal offices at Kapellenweg 6, 81371 Munich, Germany ("BMTS") engaged in the development of a process for the treatment of arthritic disease with pulsed electromagnetic fields (referred to as the PST technology), to purchase the following shares of common stock on the following terms and conditions:

          (1) 5,700,000 shares of common stock in BMTS, par value $0.01 per share, for a purchase price of US$ 0.32 per share for a total consideration of $1,824,000; and

          (2) an additional subscription for 8,362,500 shares for a purchase price of $0.32 per share for a total consideration of $2,676,000 immediately upon amendment of the BMTS charter to increase the number of authorized shares to a sufficient number to allow the issuance thereof. For this purpose BMTS has given notice to its shareholders that a Special Meeting of Shareholders will be held on December 28, 2005, at Brienner Strasse 1, D-80333 Munich, Germany, beginning at 15:00h local time (CET).


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


A copy of the Subscription Agreement is filed with this Form 8-K Report as
Exhibit 12(b). A copy of the BMTS representation letter delivered to the Company is filed with this Form 8-K Report as Exhibit 12(c).

     In addition to the foregoing investment in BMTS, the Company has offered to purchase from the shareholders of BMTS all of their outstanding shares of common stock at a purchase price of $0.32 per share pursuant to a tender offer document transmitted to the BMTS shareholders on November 29, 2005 (the "Shareholder Offer"). The Shareholder Offer is subject to several conditions, including without limitation a minimum of 4,636,775 shares of BMTS common stock being validly tendered, no material adverse change to the business or financial condition of BMTS, and the Company raising sufficient financing of up to at least $7,700,000 in order to complete the direct investments in BMTS described above as well as the Shareholder Offer. The Shareholder Offer will terminate on December 28, 2005 unless extended by the Company. A copy of the document related to the Shareholder Offer is filed with this Form 8-K Report as Exhibit 12(d).

     In connection with the Shareholder Offer, Dr. Richard Markoll and Ernestine Binder-Markoll agreed, in order to induce the Company to acquire when and if offered, not less than 50% of the currently outstanding shares of BMTS (or 4,636,774 shares) or all shares that are tendered as part of the Shareholder Offer, whichever is greater, to tender as part of the Shareholder Offer, in total, not less than either (i) the amount necessary to achieve a tender of 4,636,775 shares of BMTS when combined with all other shares being tendered, or
(ii) 4,279,000; whichever is less. To guaranty compliance with this paragraph, Dr. Markoll and Ms. Markoll agreed to deliver certificates for shares of BMTS issued in their names to an escrow agent mutual agreeable to all parties with instructions to comply with the conditions of this paragraph. Dr. Richard Markoll currently is the owner of 4,079,000 Shares and Ms. Ernestine Binder-Markoll currently is the owner of 200,000 shares.

     As further consideration for Dr. and Ms. Markoll agreeing as above and for other agreements and undertakings that are intended to be part of the transactions involving the Company and BMTS, and/or the Markolls, the Company acknowledged and agreed that if the Company, acting alone, together, or with or through BMTS and others, proposes to sell or otherwise transfer, directly or indirectly, more than 50% of the then outstanding shares of BMTS in a public offering, a private placement, or any transaction that would change control of BMTS, or otherwise be considered an exit from BMTS, or BMTS and/or the Company, acting alone or together, proposes to sell or transfer, substantially all the assets of BMTS, to any person or group of persons, then the Markolls shall be entitled to participate, from time to time, in any such transactions to the extent of 17.74% (on a fully diluted basis), notwithstanding the Markolls' current ownership of shares. A copy of the foregoing letter agreement is filed with this Form 8-K Report as Exhibit 12(e).


     C. On November 28, 2005, the Company issued three Convertible Promissory Notes (each a "Note" and collectively the "Notes"), one of which was issued to European Catalyst Fund Limited in the total principal amount of $3,000,000, the second of which was issued to Absolute Octane Fund Limited in the total principal amount of $1,000,000, and the third of which was issued to Absolute Return Europe Fund Limited in the total principal amount of $1,000,000, for an aggregate principal amount of all Notes of $5,000,000. The principal of the



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


Notes is due November 28, 2006 (the "Maturity Date"). Interest on the Notes is payable on the Maturity Date at the rate of 20% per annum solely in a number of shares of common stock of the Company determined by dividing the unpaid interest on the Note by the 20-day trailing market price of the shares of the Company's common stock measured at the Maturity Date. In the event the Company is unable to pay the principal amount of any Note on the Maturity Date, the holder of such Note may convert any or all of the unpaid principal into shares of the Company's common stock at any time following the Maturity Date at a conversion price equal to 80% of the 20-trading day trailing market price of the shares of the Company's Common Stock measured at the time of payment. The Notes were issued in order to finance the Company's investment in Bio-Magnetic Therapy Systems, Inc. more fully described below. Additional information relative to the Note and/or its issuance is set out in Item 3.02 of Section 3 below. A copy of the Notes are filed with this Form 8-K Report as Exhibit 12(f).

     D. On November 30, 2005 and effective as of November 25, 2005, the Company granted and issued to Dr. Ogan Gurel, the Company's President and Chief Executive officer, an option to purchase up to 750,000 shares of the Company's Common Stock at an exercise price $1.26 per share pursuant to a Stock Option Agreement. This option grant represents an increase from the originally contemplated grant of 500,000 shares of the Company's Common Stock contemplated under the Original Employment Agreement. Information with respect to this Stock Option Agreement and its issuance is set out in Item 3.02 of Section 3 and Item
5.02 of Section 5 below. A copy of this Stock Option Agreement is filed with this Form 8-K Report as Exhibit 12(g).

Section 2. - Registrant's Business and Operations
----------   ------------------------------------

Item 2.01    Completion of Acquisition or Disposition of Assets
---------    --------------------------------------------------

     On November 30, 2005, the Company funded the purchase of the first tranche of shares of common stock of Bio-Magnetic Therapy Systems, Inc., a privately-held Virginia corporation with principal offices at Kapellenweg 6, 81371 Munich, Germany ("BMTS") engaged in the development of a process for the treatment of arthritic disease with pulsed electromagnetic fields (referred to as the "PST technology"), pursuant to the Subscription Agreement described above in Item 1.01B. The Company purchased 5,700,000 shares of common stock in BMTS, par value $0.01 per share, for a purchase price of US$ 0.32 per share for a total consideration of $1,824,000. BMTS has informed the Company that, immediately prior to the purchase of the foregoing shares, BMTS had 9,276,549 shares of common stock outstanding.

     BMTS was incorporated in October 1991. It originally operated from offices and clinical study/research facilities in Waterbury, Connecticut and Long Island, New York. BMTS operated clinical study activities and engaged in product research from 1991 to 1995 and developed a process for the treatment of arthritic disease with pulsed electromagnetic fields (referred to as the PST technology). BMTS licensed its PST technology and product distribution rights to various entrepreneurs in the Bahamas, Mexico and Canada.

     In August 1996, BMTS entered into a technology license and distribution agreement with PST International for distribution and commercialization of BMTS's products in various countries throughout Europe and elsewhere.

     From 1996 to April, respective December, 2003 PST International constituted the majority source of revenue and operating income of BMTS. In 1998, BMTS began commercializing the PST Veterinary applications of its technology in North America.

     Since 1996 BMTS has continued to pursue research and development activities to expand the applications of its expertise and technology. As a result of PST International having failed to meet its obligations in April 2003 all marketing and other distribution rights regarding the PST German operations granted to PST International reverted back to BMTS and on January 1st, 2004 all other rights in all other countries reverted back to BMTS. BMTS has subsequently given the marketing and other distribution rights to Signal Medizin Vertriebs GmbH ("SMV") a 100% wholly owned subsidiary of BMTS.


Section 3. - Securities and Trading Markets
----------   ------------------------------

Item 3.02    Unregistered Sales of Equity Securities
---------    ---------------------------------------

     A. (1) On November 28, 2005, the Company issued the one-year convertible promissory notes (the "Notes") described above, one of which was issued to European Catalyst Fund Limited in the total principal amount of $3,000,000, the second of which was issued to Absolute Octane Fund Limited in the total principal amount of $1,000,000, and the third of which was issued to Absolute Return Europe Fund Limited in the total principal amount of $1,000,000, for an aggregate principal amount of all Notes of $5,000,000. The principal of the Notes is due November 28, 2006 (the "Maturity Date"). Interest on the Notes is payable on the Maturity Date at the rate of 20% per annum solely in a number of shares of common stock of the Company determined by dividing the unpaid interest on the Note by the 20-day trailing market price of the shares of the Company's common stock measured at the Maturity Date. In the event the Company is unable to pay the principal amount of any Note on the Maturity Date, the holder of such Note may convert any or all of the unpaid principal into shares of the Company's common stock at any time following the Maturity Date at a conversion price equal to 80% of the 20-trading day trailing market price of the shares of the Company's Common Stock measured at the time of payment.

          (2) The Notes were issued in order to finance the Company's investment in Bio-Magnetic Therapy Systems, Inc. more fully described above.

          (3) Each of the Notes was issued to an institutional investor which is an "accredited investor" as defined under the Securities Act of 1933, as amended ("Securities Act"). Each Note was, and any shares of the Common Stock of the Company issued upon conversion of such Note must be, taken by the noteholder for investment and not for distribution and as "restricted securities" under the Securities Act. The Company made available to the noteholder the material information about the Company and its securities, including the information contained in its reports filed under the Securities Exchange Act of 1934 ("Exchange Act"). In issuing the Notes, the Company relied upon the e4xemption from the registration requirements of Section 5 of the Securities Act provided in Section 4(2) thereof, as a transaction by an Issuer not involving a public offering.



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


          (4) Interest on the Notes is payable on the Maturity Date at the rate of 20% per annum solely in a number of shares of common stock of the Company determined by dividing the unpaid interest on the Note by the 20-day trailing market price of the shares of the Company's common stock measured at the Maturity Date. In the event the Company is unable to pay the principal amount of any Note on the Maturity Date, the holder of such Note may convert any or all of the unpaid principal into shares of the Company's common stock at any time following the Maturity Date at a conversion price equal to 80% of the 20-trading day trailing market price of the shares of the Company's Common Stock measured at the time of payment. Any shares acquired upon conversion of the Note must be taken as "restricted Securities" under the Securities Act unless a registration statement in then in effect with respect to the shares. The holder of the Note has the qualified right to have the underlying shares included in any future registration statement filed under the Securities Act by the Company. A copy of each Note is filed with this Form 8-K Report as Exhibit 12(f).

     B. (1) On November 25, 2005, the Company granted and issued an option to Dr. Ogan Gurel to purchase up to 750,000 shares of its Common Stock at $1.26 per share.

          (2) The option was issued as an incentive for Dr. Gurel to act as a director and/or President and Chief Executive Officer of the Company on a full-time basis under the Employment Agreement.

          (3) The Option was issued to a director of the Company, thus to an "accredited investor" as defined under the Securities Act of 1933, as amended ("Securities Act"). The Option was, and any shares of the Common Stock of the Company issued upon exercise of the Option must be, taken by the Optionholder for investment and not for distribution and as "restricted securities" under the Securities Act. The Company made available to the Optionholder the material information about the Company and its securities, including the information contained in its reports filed under the Securities Exchange Act of 1934 ("Exchange Act"). In issuing the Option, the Company relied upon the exemption from the registration requirements of Section 5 of the Securities Act provided in Section 4(2) thereof, as a transaction by an Issuer not involving a public offering.

          (4) The holder of the Option has the right to exercise it and purchase shares of the Company's Common Stock at $1.26 per share at any time on or after December 1, 2007 through November 30, 2007 if he serves as a director of the Company through November 30, 2007. If he ceases to be a director prior to November 30, 2007 for a termination for cause or a resignation without Good Reason (as defined in the Employment Agreement) the Option shall be cancelable as to 250,000 of the 750,000 shares underlying the Option. Certain acceleration events with respect to the exercisability and vesting of the Option apply if Dr. Gurel is terminated without cause or resigns for Good Reason. Any shares acquired upon exercise of the Option must be taken as "restricted Securities" under the Securities Act unless a registration statement in then in effect with respect to the shares. The holder of the Option has the qualified right to have the underlying shares included in any future registration statement filed under the Securities Act by the Company. A copy of the Option is filed with this Form 8-K Report as Exhibit 12(g) and additional information with respect thereto is set out in Item 5.02 of Section 5 below.

Section 5. - Corporate Governance and Management
----------   -----------------------------------

Item 5.02    Departure of Directors or Principal Officers;  Election of
---------    ----------------------------------------------------------
             Directors;  Appointment of Principal Officers
             ---------------------------------------------

     On November 25, 2005, the Company entered into an Amended and Restated Employment Agreement (the "Employment Agreement") with Dr. Ogan Gurel. A copy of this Employment Agreement is filed with this Form 8-K report as Exhibit 12(a). A summary of the material terms of the Employment Agreement are:

     - Dr. Gurel will be employed as the President and Chief Executive officer of the Company on a full time basis through November 30, 2007.

     - During the employment period Dr. Gurel will devote at least 40 hours per week to his duties to the Company and will receive a salary of $21,667.67 per month.

     - During the employment period, he will be responsible to manage the operations of the Company, subject to the restrictions that certain actions must have the prior approval of the Board of Directors.

     - In recognition of the successful completion of the initial trial period and consonant with verbal discussions between the Executive and the controlling shareholder, the Company shall pay the Executive a one-time bonus of $20,000 payable on December 1st, 2005.

     - In order to additional align incentives with the Company's strategic plan, the Executive will earn additional bonuses if the following conditions are met:

          i. a one-time bonus of $10,000 payable upon successful completion of the Estracure reverse takeover - namely achievement of 100% control of the Company's Estracure subsidiary.

          ii. a one-time bonus of $20,000 (in addition to the bonus outlined in (i) above payable if and only if the terms of the Estracure reverse takeover as negotiated by the Executive result in a less than 15% aggregate ownership stake on the part of the minority Estracure shareholders in total outstanding Duravest shares.

          iii. a one-time bonus of $30,000 (in addition to the bonus terms outlined in (i) and (ii) above) payable if the terms of the Estracure reverse takeover result in a less than 10% aggregate ownership stake on the part of the minority Estracure shareholders in total outstanding Duravest shares.

          iv. a one-time bonus of $10,000 payable upon successful completion of the Company's tender offer for shares of BMTS.



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


          v. A one-time bonus of $20,000 payable upon enrollment of the first patient in the Company's Phase II/Phase III European trial utilizing the Estracure 17-beta-estradiol stent.

     The bonus terms outlined above do not exclude any other future bonus terms that may be negotiable as circumstances warrant.

     - Upon execution of the Employment Agreement, Dr. Gurel received a Stock Option to purchase up to 750,000 shares of the Company's common stock at an exercise price of $1.26 per share. The Stock Option: (i) is for a term ending November 30, 2015; (ii) is exercisable at any time during its term after November 30, 2007; (iii) is exercisable on a cashless basis; and (iv) provides that shares purchased upon exercise may be included in future registration statements filed by the Company under the Securities Act of 1933.

     - On December 1, 2007, the option will vest for the full 750,000 shares, if Dr. Gurel serves as a director for one full year whether or not he continues as President of the Company. If he ceases to serve as a director prior to November 30, 2007 by reason of a termination for cause or a voluntary resignation without Good Reason (as defined in the Employment Agreement), the Option is cancelable as to 250,000 of the 750,000 shares underlying the Option.

     - The Employment Agreement will be for a term of two years from December 1, 2005, and will renew automatically for an additional one year term, unless terminated by either party upon 90 days notice prior to the end of the then-current term.

     Dr. Gurel does not hold any directorship in any other entity filing reports with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934. There is no family relationship between or among the Company's directors and/or officers. There is no arrangement or understanding between Dr. Gurel and any other person pursuant to which Dr. Gurel was selected as a director, except for the Employment Agreement between the Company and Dr. Ogan Gurel described below.


Section 9. - Financial Statements and Exhibits
----------   ---------------------------------

Item 9.01    Financial Statements and Exhibits
---------    ---------------------------------

     (a) The appropriate financial statements for Bio-Magnetic Therapy Systems, Inc., the company in which the Company has made an investment (see Item 2.01) and for the Company will be filed with an Amendment to this Form 8-K


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


     (d) Exhibits

         Exhibit
           No.      Description of Exhibits

         12(a) Amended and Restated Employment Agreement between the Company and Dr. Ogan Gurel dated November 25, 2005*

         12(b) Subscription Agreement between the Company and BMTS dated November 25, 2005*

         12(c) BMTS Representation Letter in Connection with the Subscription Agreement*

         12(d) Shareholder Offer Document from the Company to shareholders of BMTS dated November 29, 2005*

         12(e) Shareholder Offer Guaranty Letter from Dr. and Ms. Markoll dated November 23, 2005 and executed by the Company on November 25, 2005*

         12(f) Convertible Promissory Notes dated November 28, 2005 issued by the Company to European Catalyst Fund Limited, Absolute Octane Fund Limited, and Absolute Return Europe Fund Limited*

         12(g) Stock Option Agreement between the Company and Dr. Ogan Gurel dated November 30, 2005 and effective as of November 25, 2005*

---------------------
*  Previously filed


                                   SIGNATURES

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        DURAVEST, INC.

Dated:   December 8, 2005               By: /s/ Dr. Ogan Gurel
                                            ---------------------------------
                                            Dr. Ogan Gurel, President and Chief
                                            Executive, Officer and a Director


















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